UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 7, 2007 (March 1, 2007)

CORPORATE OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)

(443) 285-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2007, the Registrant’s Board of Trustees approved amendments to Article VII, Sections 1 and 2 of the Registrant’s Bylaws (the “Bylaws”) to provide for the issuance of shares of beneficial interest of the Registrant without certificates therefor.  The amendment was made in order to respond to the New York Stock Exchange’s enactment of a rule which mandates that all listed companies, such as the Registrant, become eligible to participate in the Direct Registration System (“DRS”) no later than January 1, 2008.  By enabling the Registrant to issue shares of beneficial interest without certificates therefor, the amendments to the Bylaws enable the Registrant to participate in the DRS.

The amended Bylaws are effective as of March 1, 2007 and are attached as Exhibit 3(ii) to this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired

None

(b)           Pro Forma Financial Information

None

 (c)          Shell Company Transactions

None

(d)           Exhibits

Exhibit Number	Exhibit Title
3(ii)	Corporate Office Properties Trust Bylaws, as amended on March 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 7, 2007

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Roger A. Waesche, Jr.
Name:	Roger A. Waesche, Jr.
Title:	Executive Vice President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
3(ii)	Corporate Office Properties Trust Bylaws, as amended on March 1, 2007